Proficient Alpha Acquisition Corp. and Lion Financial Group Limited Announce Execution of Definitive Business Combination Agreement

NEW YORK, NY, March 10, 2020 (GLOBE NEWSWIRE) -- Proficient Alpha Acquisition Corp., a Nevada corporation (“Proficient”) (NASDAQ:PAAC) and special purpose acquisition company formed for the purpose of entering into a business combination, and Lion Financial Group Limited, a British Virgin Islands corporation (“Lion”) and Hong Kong-based diversified financial services company, announced today they have entered into a definitive business combination agreement (the “BCA”) for a transaction valued at approximately $125 million.

Stephen Sze, Proficient’s CEO said “It’s my great pleasure to announce today that Proficient and Lion Financial Group will merge to create a premier financial services provider. The combined company will have the passion and capabilities to compete more effectively and profitably in the global marketplace. The goal can be achieved as a result of integration of our competitive advantages.”

“Since the founding of our company four years ago, Lion has been a disruptive force and delivered top-of-the-class tools and services to our clients.” said Mr. Jian Wang, Chairman of Lion. “By becoming a public company, we will be able to leverage our unique business model on a much larger scale, catapulting our business into an exciting new phase of growth toward a major brand name in the financial services industry.”

Pursuant to the BCA, at the closing of the transactions, a newly formed Cayman Islands holding company (“Pubco”) will acquire 100% of the issued and outstanding shares of Lion in exchange for newly issued shares of Pubco, and Proficient will merge with a newly formed subsidiary of Pubco, pursuant to which each Proficient securityholder will receive in exchange for their Proficient securities a substantially equivalent security of Pubco (the “Transaction”). Following the Transaction, each of Proficient and Lion will become a wholly-owned subsidiary of Pubco. The Transaction closing is subject to customary conditions and is currently expected to occur in the second calendar quarter of 2020.

The value of the Pubco shares to be issued to the Lion shareholders at the closing will be based on an enterprise value of Lion of $125 million, subject to adjustment based on Lion’s net debt, transaction expenses and working capital as of the closing. In the Transaction, certain Lion shareholders currently owning approximately 75% of the issued and outstanding capital shares of Lion will receive new Pubco Class B stock entitling them to 10 votes per share. Assuming no redemption by Proficient shareholders and no purchase price adjustments, immediately following the closing, the current shareholders of Lion and Proficient are expected to hold approximately 44% and 56% of the economic value of the issued and outstanding shares of Pubco, respectively. Holders of the Pubco Class B stock collectively are expected to hold a majority of the voting power of Pubco following the closing. As part of the transaction, 45% of the Pubco shares being issued to Lion shareholders in the form of Pubco Class B stock will be placed into escrow, with 15% to be used to satisfy post-closing purchase price adjustments and indemnification claims and 30% subject to vesting upon Lion satisfying certain net income milestones. All cash remaining in Proficient at the closing of the Transaction after paying off transaction expenses and Proficient liabilities is expected to be used for Lion’s growth.

Following the closing of the Transaction, the Pubco will be led by Lion’s current management team, with Mr. Wilson (Chunning) Wang as Chief Executive Officer, Mr. Hua Luo as Chief Operating Officer, and Mr. Jian Wang as Chairman of the Board of Directors. Lion will remain headquartered in Hong Kong.

(1)

Advisors

I-Bankers Securities, Inc. is acting as the financial advisor to Proficient, Ellenoff Grossman & Schole LLP is acting as Proficient’s U.S. legal advisors, Harneys is acting as its Cayman Islands legal advisors and Han Kun is acting as its Hong Kong legal advisors.

Kirkland & Ellis LLP is acting as U.S. legal advisors to Lion, Ogier is acting as its Cayman Islands legal advisors and O Tse & Co. is acting as its Hong Kong legal advisors.

About Proficient Alpha Acquisition Corp.

Proficient Alpha Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Proficient’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although Proficient intends to focus its search on companies which provide financial services in Asia, primarily China.

About Lion Financial Group Limited

Lion operates state-of-the-art trading platforms that offer a wide spectrum of products and services, with a focus on Chinese investors. Lion’s products and services include (i) contract-for-difference (CFD) trading service, (ii) insurance agency service, (iii) futures brokerage service, (iv) securities brokerage service and (v) asset management service. Lion enables these services through a variety of applications available on iOS, Android, PC and Mac platforms. Lion’s clients are concentrated on well-educated and affluent Chinese investors residing inside and outside the PRC (other than in the United States), as well as institutional clients in Hong Kong that use its futures brokerage service.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Proficient, Lion and Pubco and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Proficient’s, Lion’s and Pubco’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Proficient’s, Lion’s and Pubco’s expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of the closing conditions to the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Proficient, Lion or Pubco and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the BCA; (2) the inability to complete the BCA, including due to failure to obtain approval of the shareholders of Proficient or other conditions to closing in the Transaction agreement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the transactions contemplated by the BCA; (4) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on NASDAQ following the Transaction; (5) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (6) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Transaction; (8) changes in applicable laws or regulations; (9) the possibility that Lion, Pubco or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (“SEC”) made by Proficient, Lion and Pubco. Proficient, Lion and Pubco caution that the foregoing list of factors is not exclusive. Proficient, Lion and Pubco caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Proficient, Lion or Pubco undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

(2)

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed Transaction will be completed, nor can there be any assurance, if the Transaction is completed, that the potential benefits of combining the companies will be realized. The description of the Transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transaction, copies of which will be filed by Proficient with the SEC as an exhibit to a Current Report on Form 8-K.

Important Information about the Transaction and Where to Find It

In connection with the transaction described herein, Pubco and Proficient will file relevant materials with the SEC, including Pubco’s Form F-4 that will include a proxy statement of Proficient that constitutes a prospectus for Pubco and a definitive proxy statement for Proficient’s shareholders. Promptly after filing its definitive proxy statement with the SEC, Proficient will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS OF PROFICIENT AND LION ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT PUBCO OR PROFICIENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROFICIENT, PUBCO, LION AND THE TRANSACTION. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Proficient with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Proficient Alpha Acquisition Corp. at 40 Wall St., 29th Floor, New York, New York 10005.

Participants in Solicitation

Proficient, Lion and Pubco and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Proficient ordinary shares in respect of the proposed Transaction. Information about Proficient’s directors and executive officers and their ownership of Proficient’s ordinary shares is set forth in Proficient’s Annual Report on Form 10-K for the year ended September 30, 2019 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

For investor and media inquiries, please contact:

Tracy Luo

Proficient Alpha Acquisition Corp.

Info@paac-us.com

(3)